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                                                                  Exhibit 10.7


                                [Bank of America
                                      Logo]



                                 March 30, 2001



The Mississippi Band of Choctaw Indians
d/b/a Resort Development Enterprise
Chief Phillip Martin, Chairman of the Board
Tribal Office Complex
P.O. Box 6010
Philadelphia, Mississippi  39350

          Re: THE MISSISSIPPI BAND OF CHOCTAW INDIANS D/B/A CHOCTAW RESORT DEVELOPMENT ENTERPRISE (THE "BORROWER") LOAN AGREEMENT AND AMENDED AND RESTATED TERM LOAN AGREEMENT, EACH DATED AS OF DECEMBER 19, 2000


Dear Chief Martin:

                  This letter is delivered to you with reference to the Loan Agreement (the "Revolving Loan Agreement") and the Amended and Restated Term Loan Agreement (the ("Term Loan Agreement") (as amended, modified or extended, the "Loan Agreements") each dated as of December 19, 2000, among the Mississippi Bank of Choctaw Indians d/b/a Choctaw Resort Development Enterprise, The Mississippi Bank of Choctaw Indians, Bank of America, N.A., as Administrative Agent, and each other lender whose name is set forth on the signature pages of the Loan Agreements. Unless otherwise defined in this letter, capitalized terms are used herein with the meaning provided for in the Loan Agreements.

                  Pursuant to Section 5.27 of the Term Loan Agreement and pursuant to Section 5.28 of the Revolving Loan Agreement, prior to the incurrence of the Proposed Senior Financing, Borrower must obtain the written approval of the Administrative Agent of the terms thereof. The Administrative Agent hereby approves (1) the terms of the Proposed Senior Financing as described in the Offering Memorandum, dated as of March 22, 2001, for the

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Borrower's 9-1/4% Senior Notes due in 2009, (2) the Indenture for the 9-1/4%
Senior Notes due in 2009, dated as of March 30, 2001 (the "Indenture"), (3) the Borrower's 9-1/4% Senior Notes due in 2009 issued pursuant to the Indenture, (4) the Collateral Pledge and Security Agreement dated as of March 30, 2001 and (5) the Registration Rights Agreement dated as of March 30, 2001, as heretofore delivered to the Administrative Agent's counsel.

Sincerely,



BANK OF AMERICA, N.A.


By: /s/ Janice Hammond
    --------------------------------
    Janice Hammond, Vice President